Worldwide Dollar
Money Market
Fund, Inc.
Annual Report




October 31, 1996

Dreyfus Worldwide Dollar Money Market Fund, Inc.

Letter to Shareholders

Dear Shareholder:

  We are pleased to send you this annual report for Dreyfus Worldwide Dollar Money Market Fund, Inc. covering the Fund's fiscal year that ended October 31, 1996. The Fund's annualized yield for the 12-month period was 4.84%. Taking into account the effect of compounding, the annualized effective yield was 4.95%.*

ECONOMIC REVIEW

  The U.S. economy is enjoying a good year. First, the tightening labor market has failed to pressure price inflation higher. Second, economic growth has slowed since midyear from the torrid pace of the first half. Third, corporate profits are holding up quite well, albeit growing more slowly than last year. These developments have vindicated Federal Reserve Board inaction, keeping market interest rates stable. Although the economy has simmered down, it is nevertheless operating with very little slack.

  The Federal Reserve twice thwarted market expectations for tightening this year, taking the view instead that steady growth won't so easily foster inflation in this cycle. Indeed, the unemployment rate has plunged towards 5% this year and wage growth has outpaced price inflation for the first time since 1989. Yet there is little evidence of accelerating price inflation to date. Even higher oil prices have failed to lift prices elsewhere. This is very different from 1994 when the Fed preemptively hiked interest rates to stem a future price inflation that subsequently did not materialize.

  After rising 3.3% in the first half of this year, real GDP growth slowed to a near-trend 2.2% in the third quarter. Early evidence for the fourth quarter indicates sustained near-trend growth. In particular, consumer spending has been lackluster since midyear, despite solid income growth and high confidence levels. And new highs in home sales have not been matched by new records in homebuilding. Spending on capital goods has rebounded, however, while the strength of new export orders indicate better growth ahead for this sector. Capital goods and exports typically dominate the business cycle's late phase. Corporate profit growth, albeit slower than in 1995, continues to surprise on the upside.

  Interest rates this fall are not much different than in the spring. Short-term rates have especially stabilized in recent months based on the view that Fed tightening is unlikely this year. Long-term rates have recently fallen. Should the economy show signs of reaccelerating, then long-term rates would likely rise.

  As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with most business cycles overseas which are at a much earlier stage. This portends faster world growth in 1997. How well the U.S. economy can participate in an accelerating growth world economy without igniting inflation remains to be seen.

The Money Market

  For the latter part of the fiscal year, inflation and the fear of inflation were major factors in the money market. In late 1995 and early 1996, the economy appeared to slow down, prompting the Federal Reserve to cut interest rates in January of this year. This was the last time the Fed has changed the level of interest rates. The market, however, showed considerable concern in midyear about the possibility of inflation, due in part to a series of very strong reports on total employment. This kept short-term rates relatively high until recently.

  Since Labor Day, the credit markets have relaxed, apparently not so preoccupied any more by inflation fears, and seemingly convinced that the U.S. economy is expanding at a tolerable pace. Indeed, some concern has started to appear that business activity might become somewhat too slack. Accordingly, money market rates have eased back from their recent highs set earlier in the year.

Portfolio Strategy

  The way we have dealt with this environment is to extend portfolio maturities when opportunities arose. This enabled the Fund to continue to generate competitive yields when interest rates moved lower. In general, our average maturities have been somewhat longer than those of the competition. Of course, if the market or the economic environment changes we will modify our strategy.

  In the meantime, we would like to take this opportunity to thank you for being an investor in Dreyfus Worldwide Dollar Money Market Fund and to send you our best wishes for a healthy and prosperous 1997.

                                             Sincerely,






                                             Patricia A. Larkin
                                             Senior Portfolio Manager

November 12, 1996
New York, N.Y.


*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
------------------------------------------------------------------------
Statement of Investments                                October 31, 1996

                                                  Principal
Negotiable Bank Certificates of Deposit--37.2%      Amount          Value
-----------------------------------------------  ------------   -------------
Bank of Tokyo-Mitsubishi (Yankee)
  5.54%-5.7%, 11/15/96-4/15/97.................  $ 95,000,000   $  95,002,288
Bayerische Vereinsbank AG (Yankee)
  5.2%-5.38%, 1/29/97-2/24/97..................    99,000,000      99,000,000
Dai-Ichi Kangyo Bank Ltd. (Yankee)
  5.43%-5.81%, 11/20/96-10/15/97...............    73,000,000      73,000,232
Fuji Bank Ltd. (Yankee)
  5.51%-5.59%, 11/12/96-1/15/97................    77,000,000      77,000,452
Industrial Bank of Japan Ltd. (Yankee)
  5.7%, 1/7/97.................................    25,000,000      25,000,000
Sanwa Bank Ltd. (London)
  5.51%-5.53%, 11/12/96-1/27/97................    69,000,000      69,000,823
Societe Generale (Yankee)
  5.8%-6.03%, 7/21/97-10/7/97..................   100,000,000      99,965,393
Sumitomo Bank Ltd. (Yankee)
  5.58%-5.6%, 12/17/96-4/22/97.................    45,000,000      45,000,000
SwedBank (Yankee)
  5.58%-5.65%, 11/25/96-11/29/96...............    90,000,000      90,000,000
Union Bank of California, N.A.
  5.68%-5.75%, 12/17/96-4/2/97.................    50,000,000      50,000,000
                                                                -------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $722,969,188)                                           $ 722,969,188
                                                                -------------
                                                                -------------

Bankers' Acceptances--2.6%
-----------------------------------------------
Dai-Ichi Kangyo Bank Ltd.
  5.71%, 3/18/97-3/19/97.......................  $ 20,500,000   $  20,064,699
Fuji Bank Ltd.
  5.55%, 11/20/96..............................     5,000,000       4,985,565
Industrial Bank of Japan Ltd.
  5.71%, 3/19/97...............................    25,000,000      24,467,167
                                                                -------------
TOTAL BANKERS' ACCEPTANCES (cost $49,517,431)..                 $  49,517,431
                                                                -------------
                                                                -------------
Commercial Paper--7.2%
-----------------------------------------------
Aetna Life & Casualty Co.
  5.68%, 11/21/96..............................  $ 50,000,000   $  49,845,278
Caisse D'Amortissement de la Sociale
  5.68%, 12/27/96..............................    25,000,000      24,785,333
General Motors Acceptance Corp.
  5.59%, 12/27/96..............................    15,000,000      14,874,700
Merrill Lynch & Co. Inc.
  5.81%, 2/12/97...............................    20,000,000      19,677,839

Dreyfus Worldwide Dollar Money Market Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1996

                                                  Principal
Commercial Paper (continued)                       Amount           Value
-----------------------------------------------  ------------   -------------
Mitsubishi Motors Credit of America Inc.
  5.52%, 2/18/97 (a)...........................  $ 32,000,000   $  31,474,862
                                                                -------------
TOTAL COMMERCIAL PAPER (cost $140,658,012).....                 $ 140,658,012
                                                                -------------
                                                                -------------
Corporate Notes--13.3%
-----------------------------------------------
Abbey National PLC
  5.22%, 3/17/97...............................  $100,000,000   $  99,960,544
Bear Stearns Companies Inc.
  5.40%, 11/18/96 (b)..........................     5,000,000       5,000,000
Lehman Brothers Holdings Inc.
  4.94%-5.5%, 1/6/97-3/17/97 (b)...............    83,500,000      83,684,485
Merrill Lynch & Co. Inc.
  5.47%-5.5%, 5/13/97-7/2/97 (b)...............    70,000,000      69,994,889
                                                                -------------
TOTAL CORPORATE NOTES (cost $258,639,918)......                 $ 258,639,918
                                                                -------------
                                                                -------------
Promissary Notes--4.6%
-----------------------------------------------
Goldman Sachs Group L.P.
  5.53%-5.75%, 11/7/96-1/27/97 (c,d)
  (cost $90,000,000)...........................  $ 90,000,000   $  90,000,000
                                                                -------------
                                                                -------------
Short-Term Bank Notes--8.5%
-----------------------------------------------
Comerica Bank
  5.36%, 2/14/97 (b)...........................  $ 50,000,000   $  49,990,184
First National Bank of Boston
  5.35%, 12/4/96 (b)...........................    25,000,000      25,000,000
Morgan Guaranty Trust Co.
  5.5%, 1/8/97 (b).............................    75,000,000      75,000,000
Society National Bank, Cleveland
  5.92%, 5/21/97 (b)...........................    15,000,000      15,000,000
                                                                -------------
TOTAL SHORT-TERM BANK NOTES (cost $164,990,184)                 $ 164,990,184
                                                                -------------
                                                                -------------
U.S. Government Agencies--19.1%
-----------------------------------------------
Federal Home Loan Banks, Floating Rate Notes
  5.41%, 1/26/98 (b)...........................  $ 20,000,000   $  20,025,853
Federal National Mortgage Association,
  Floating Rate Notes
  5.31%-5.84%, 12/16/96-2/18/97 (b)............   350,000,000     349,994,028
                                                                -------------
TOTAL U.S. GOVERNMENT AGENCIES
  (cost $370,019,881)..........................                 $ 370,019,881
                                                                -------------
                                                                -------------

Dreyfus Worldwide Dollar Money Market Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1996

                                                  Principal
Time Deposits--6.4%                                Amount           Value
-----------------------------------------------  ------------   -------------
Berliner Handels-und Frankforter Bank
  (Grand Cayman)
  5.87%, 11/1/96...............................  $ 50,000,000  $   50,000,000
Republic National Bank of New York (London)
  5.63%, 11/1/96...............................    74,209,000      74,209,000
                                                               --------------
TOTAL TIME DEPOSITS (cost $124,209,000)........                $  124,209,000
                                                               --------------
                                                               --------------
TOTAL INVESTMENTS
  (cost $1,921,003,614)..................  98.9%                $1,921,003,614
                                          ------                --------------
                                          ------                --------------
CASH AND RECEIVABLES (NET)...............   1.1%                $   20,596,959
                                          ------                --------------
                                          ------                --------------

NET ASSETS............................... 100.0%                $1,941,600,573
                                          -----                 --------------
                                          -----                 --------------

Notes to Statement of Investments:
(a) Backed by irrevocable letter of credit.
(b) Variable interest rate--subject to periodic change.
(c) These notes were acquired for investment, and not with the intent to distribute or sell.
(d) Securities restricted as to public resale. These securities were acquired from 3/18/96-10/28/96 at a cost of par value. At October 31, 1996, the aggregate value of these securities was $90,000,000 representing approximately 4.6% of net assets and are valued at amortized cost.

See notes to financial statements.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
-----------------------------------------------------
Statement of Assets and Liabilities  October 31, 1996


                                                                                          Cost             Value
                                                                                     --------------   --------------
ASSETS:          Investments in securities--See Statement of Investments.........    $1,921,003,614   $1,921,003,614
                 Interest receivable.............................................                         24,093,643
                 Prepaid expenses and other assets...............................                            216,467
                                                                                                      --------------
                                                                                                       1,945,313,724
                                                                                                      --------------
LIABILITIES:     Due to The Dreyfus Corporation and affiliates...................                            878,185
                 Cash overdraft due to Custodian.................................                          2,417,285
                 Accrued expenses and other liabilities..........................                            417,681
                                                                                                      --------------
                                                                                                           3,713,151
                                                                                                      --------------
NET ASSETS.......................................................................                     $1,941,600,573
                                                                                                      --------------
                                                                                                      --------------
REPRESENTED BY:  Paid-in capital                                                                      $1,941,825,764
                 Accumulated net realized gain (loss) on investments.............                           (225,191)
                                                                                                      --------------
NET ASSETS.......................................................................                     $1,941,600,573
                                                                                                      --------------
                                                                                                      --------------
SHARES OUTSTANDING
(25 billion shares of $.001 par value Common Stock authorized)...................                      1,941,825,764

NET ASSET VALUE, offering and redemption price per share.........................                              $1.00
                                                                                                               -----
                                                                                                               -----

Statement of Operations                    Year Ended October 31, 1996


INVESTMENT INCOME

INCOME          Interest Income                                                                         $115,167,885

EXPENSES:       Management fee--Note 2(a)........................................      $10,155,364
                Shareholder servicing costs--Note 2(b)...........................        6,739,291
                Prospectus and shareholders' reports.............................          230,182
                Custodian fees...................................................          158,661
                Registration fees................................................          113,647
                Professional fees................................................          101,016
                Directors' fees and expenses--Note 2(c)..........................           63,706
                                                                                       -----------
                    Total Expenses...............................................       17,561,867
                Less--reduction in management fee due to
                  undertaking--Note 2(a).........................................       (1,062,418)
                                                                                       -----------
                    Net Expenses.................................................                         16,499,449
                                                                                                        ------------
INVESTMENT INCOME--NET...........................................................                         98,668,436
NET REALIZED (LOSS) ON INVESTMENTS--Note 1(b)....................................                           (142,118)
                                                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................                       $ 98,526,318
                                                                                                        ------------
                                                                                                        ------------



See notes to financial statements.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
---------------------------------------------------------
Statement of Changes in Net Assets


                                                                                           Year Ended             Year Ended
                                                                                        October 31, 1996       October 31, 1995
                                                                                        ----------------       ----------------
OPERATIONS:
  Investment income--net.........................................................        $   98,668,436         $  114,642,372
  Net realized gain (loss) on investments........................................              (142,118)               (83,073)
                                                                                         --------------         --------------
        Net Increase (Decrease) in Net Assets Resulting from Operations..........            98,526,318            114,559,299
                                                                                         --------------         --------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.........................................................           (98,668,436)          (114,642,372)
  Net realized gain on investments...............................................                --                     (6,360)
                                                                                         --------------         --------------
        Total Dividends..........................................................           (98,668,436)          (114,648,732)
                                                                                         --------------         --------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold..................................................         4,041,516,935          3,339,732,223
  Dividends reinvested...........................................................            94,196,812            109,658,929
  Cost of shares redeemed........................................................        (4,299,332,288)        (3,813,307,580)
                                                                                         --------------         --------------
        Increase (Decrease) in Net Assets from Capital Stock Transactions........          (163,618,541)          (363,916,428)
                                                                                         --------------         --------------
          Total Increase (Decrease) in Net Assets................................          (163,760,659)          (364,005,861)

NET ASSETS:
  Beginning of Period............................................................         2,105,361,232          2,469,367,093
                                                                                         --------------         --------------
  End of Period..................................................................        $1,941,600,573         $2,105,361,232
                                                                                         --------------         --------------
                                                                                         --------------         --------------




See notes to financial statements.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This nformation has been derived from information provided in the Fund's financial statements.


                                                                                        Year Ended October 31,
                                                                      --------------------------------------------------------
PER SHARE DATA:                                                       1996         1995         1994         1993        1992
                                                                      -----        -----        -----        -----       -----
  Net asset value, beginning of period...........................    $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
                                                                     ------       ------       ------       ------      ------
  Investment Operations:
  Investment income--net.........................................      .049         .052         .031         .027        .041
                                                                     ------       ------       ------       ------      ------
  Distributions:
  Dividends from investment income--net..........................     (.049)       (.052)       (.031)       (.027)      (.041)
                                                                     ------       ------       ------       ------      ------
  Net asset value, end of period.................................    $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
                                                                     ------       ------       ------       ------      ------
                                                                     ------       ------       ------       ------      ------
  TOTAL INVESTMENT RETURN........................................      4.96%        5.33%        3.17%        2.75%       4.21%

  RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................       .81%         .86%         .84%         .77%        .47%
  Ratio of net investment income
    to average net assets........................................      4.86%        5.20%        3.07%        2.76%       4.21%
  Decrease reflected in above expense ratios
    due to undertakings by the Manager...........................       .05%         --           --           .02%        .21%
  Net Assets, end of period (000's Omitted)......................$1,941,601   $2,105,361   $2,469,367   $3,438,076  $6,158,701


See notes to financial statements.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

  Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

  (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

  (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $225,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1996. If not applied, $83,000 of the carryover expires in fiscal 2003 and $142,000 expires in fiscal 2004.

  At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

  (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction

Dreyfus Worldwide Dollar Money Market Fund, Inc.
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has undertaken from June 1,
1996 through October 31, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as decribed above) exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,062,418 during the period ended October 31, 1996.

  (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 1996, the Fund was charged an aggregate of $3,098,132 pursuant to the Shareholder Services Plan.

  Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,121,925 during the period ended October 31, 1996.

  (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Worldwide Dollar Money Market Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of Dreyfus Worldwide Dollar Money Market Fund, Inc., including the statement of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Dollar Money Market Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                  Ernst & Young LLP

New York, New York
December 2, 1996

Dreyfus Worldwide Dollar
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.       DWWAR9610